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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  July 20, 1999



                      National Transaction Network, Inc.
              (Exact Name of Registrant as Specified in Charter)



         Delaware                          0-10966                           75-1535237
(State or Other Jurisdiction       (Commission File Number)          (IRS Employer Identification No.)
     of Incorporation)



                               117 Flanders Road
                          Westborough, Massachusetts
                   (Address of Principal Executive Offices)

                                (508) 870-3200
             (Registrant's telephone number, including area code)


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                                  Page 1 of 4
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Item 5. Other Events.

     See the press release and the Agreement and Plan of Merger attached hereto as Exhibits 99.1 and 99.2, respectively. The press release is qualified in its entirety by reference to the Agreement and Plan of Merger.


Item 7. Exhibits

99.1 Joint Press Release, dated July 21, 1999, issued by IVI Checkmate Corp. and National Transaction Network, Inc.

99.2 Agreement and Plan of Merger, dated July 20, 1999, among National Transaction Network, Inc., IVI Checkmate Corp., IVI Checkmate Inc. and NTN Merger Corp.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONAL TRANSACTION NETWORK, INC.
                                          (Registrant)



Date:  July 21, 1999                      By: /s/ L. BARRY THOMSON
                                             ----------------------------------
                                             L. Barry Thomson
                                             Chief Executive Officer

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                                 EXHIBIT INDEX


Exhibit No.        Description                                        Page No.
-----------        -----------                                        --------

99.1 Joint Press Release, dated July 21, 1999, issued by IVI Checkmate Corp. and National Transaction Network, Inc.

99.2 Agreement and Plan of Merger, dated July 20, 1999, among National Transaction Network, Inc., IVI Checkmate Corp., IVI Checkmate Inc. and NTN Merger Corp.